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                                                                  EXHIBIT 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




     We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 22, 1996, which appears on page F-2 of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1995.


                                             /s/ Rothstein, Kass & Company, P.C.
                                             -----------------------------------
                                             Rothstein, Kass & Company, P.C.



Roseland, New Jersey
May 21, 1996